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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:December 13, 1999


                        Old Kent Financial Corporation
                         (Exact name of registrant as
                           specified in its charter)

             Michigan                0-14591                 38-1986608
           (State or other         (Commission             (IRS Employer
           jurisdiction of         File Number)          Identification no.)
           incorporation)

          111 Lyon Street, N.W.                                 49503
         Grand Rapids, Michigan                               (Zip Code)
(Address of principal executive offices)

                        Registrant's telephone number,
                      including area code: (616) 771-5000


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Item 5.     Other Events.

            On December 13, 1999, Merchants Bancorp, Inc. notified its stockholders of its intention to convene its special meeting of stockholders at the previously scheduled time of 9:00 a.m. (local time) on Wednesday, December 22, 1999 and then immediately adjourn such meeting to 9:00 a.m. (local time) on Tuesday, January 4, 2000. A copy of this letter is attached as Exhibit 99.

            This Form 8-K and Exhibit 99 hereto is incorporated by reference in the Old Kent Form S-4 Registration Statement (Reg. No. 333-89245) to update the information into prospectus and proxy statement regarding the date of Merchants' special meeting of stockholders.


Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits.

      (c)   Exhibits:

            99 Letter to Merchants Bancorp, Inc. Stockholders dated December 13, 1999.



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                                   SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 13, 1999                OLD KENT FINANCIAL CORPORATION
                                        (Registrant)


                                        By: /s/ Albert T. Potas
                                           -------------------------------
                                           Albert T. Potas
                                           Senior Vice President





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                                 EXHIBIT INDEX


Exhibit Number                 Document
--------------                 --------

     99         Letter to Merchants Bancorp, Inc. Stockholders dated
                December 13, 1999.